EXECUTION COUNTERPART


                            DISTRIBUTORSHIP AGREEMENT
                            AND FORBEARANCE AGREEMENT

         This Agreement (the "Agreement) is made and entered into effective as of the 8th day of March, 2004, by and between LONATI SPA (SUCCESSOR TO LONATI
SRL), a corporation established and organized under the laws of the Italian Republic, having its legal address in Italy, 25124 Brescia, Via Francesco Lonati 3, fiscal code nr. 01469680175 and registered nr. 02096730961, represented by its legal representative Mr. Ettore Lonati (hereinafter "Lonati") and SPEIZMAN INDUSTRIES, INC. , a corporation established and organized under the laws of the State of Delaware ("Speizman"), having its legal address and principal office at 701 Griffith Road, Charlotte, North Carolina 28217, represented by its legal representative and executive officer Mr. Robert S. Speizman. In addition the following entities (collectively, the "Subsidiaries") have joined in this Agreement for the purpose of consenting thereto and the other purposes set forth in Section 2.6 (f) below: SPEIZMAN YARN EQUIPMENT, INC., a corporation established and organized under the laws of the State of North Carolina, having its legal address and principal office at 701 Griffith Road, Charlotte, North Carolina 28217, represented by its legal representative and executive officer Mr. Robert S. Speizman; WINK DAVIS EQUIPMENT CO., INC., a corporation established and organized under the laws of the State of Georgia, having its legal address and principal office at 4938 S. Atlanta Road, Suites 800 & 900, Smyrna, Georgia 30080, represented by its legal representative and executive officer Mr. Robert S. Speizman; TODD MOTION CONTROLS, INC., a corporation established and organized under the laws of the State of North Carolina, having its legal address and principal office at 701 Griffith Road, Charlotte, North Carolina 28217, represented by its legal representative and executive officer Mr. Robert S. Speizman. Speizman and the Subsidiaries are collectively referred to in this Agreement as the "Obligors."

                             PRELIMINARY STATEMENT:

         A. On January 2nd, 1992, Lonati and Speizman entered a certain Agency Agreement, partially modified and amended by the First Amendment executed on May 3rd, 2001 and other agreements (hereinafter in its entirety as the "Original Agreement"), in order to appoint Speizman as Lonati's exclusive agent in the U.S.A. and Canada for the sale of Lonati's sock circular knitting machines and spare parts, including pantyhose machines in the sole territory of Canada.

         B. In connection with the extension of credit by Lonati to Speizman for the purchase of Products (as defined in the Original Agreement) pursuant to the Original Agreement, Speizman executed and delivered a Security Agreement dated May 3, 2001 (the "Speizman Security Agreement") together with UCC Financing Statements and the undersigned Subsidiaries, each of which is a subsidiary of Speizman, executed and delivered a Security Agreement dated May 3, 2001 (the "Subsidiary Security Agreement") together with UCC Financing Statements and a Limited Nonrecourse Secured Guaranty of Payment Agreement dated May 3, 2001 (the "Guaranty") (the Original Agreement, the Speizman Security Agreement, the Subsidiary Security Agreement, the Guaranty, the UCC Financing Statements ,



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together with all other documents evidencing or securing the extension of credit by Lonati to Speizman pursuant to the Original Agreement, or being executed in connection therewith, being collectively referred to as the "Credit Documents").

         C. During the performance of the Original Agreement, Speizman defaulted on its contractual obligations to pay Lonati for ordered products.

         D. Effective as of February 1, 2002 Lonati, Speizman and the Subsidiaries entered into that certain Second Amendment to Agency Agreement and Forbearance Agreement (the "Second Amendment"). Subject to the terms and conditions contained in the Second Amendment, for so long as no Event of Default (as defined in the Second Amendment) occurred, Lonati agreed pursuant to the Second Amendment to forbear temporarily from exercising its remedies under the Credit Documents with respect to the Liabilities (as defined in the Second Amendment) representing the outstanding trade debt of Speizman to Lonati as of the date of the Second Amendment in the amount of USD $4,223,591.00.

         E. Pursuant to the Second Amendment, as an inducement to Lonati to enter into the Second Agreement, Speizman agreed to make quarterly payments of interest on the Liabilities as provided in the Second Amendment and to repay the Liabilities then outstanding in 24 successive monthly installments of principal beginning March 1, 2004 as provided in the Second Amendment. The Original Agreement as modified and supplemented by the Second Amendment is referred to herein as the "Prior Agreement."

         F. In a Form 8-K filed with the U.S. Securities and Exchange Commission dated February 17, 2004 (the "February 17th SEC Filing"), and in the press release attached thereto and issued by Speizman on February 17, 2004, Speizman stated that "after the close of its business on Thursday, February 12, 2004, its lender delivered a notice of default under its secured loan agreement and terminated the forbearance agreement previously agreed to, due to defaults in the financial covenants contained in the loan agreement..."

         G. By a written Notice of Default from Lonati to Speizman and the Subsidiaries dated February 27, 2004 and delivered to Speizman and the Subsidiaries on March 1, 2004 (the "Notice of Default"), Lonati notified Speizman and the Subsidiaries that the default by Speizman under its secured loan agreement constituted an Event of Default under the Prior Agreement. Pursuant to the Notice of Default, Lonati among other actions, terminated the Prior Agreement, accelerated payment of the Liabilities and declared the entire unpaid principal balance of the Liabilities in the amount of USD $4,223,591.00, and accrued and unpaid interest thereon in the amount of $63,353.87, to be immediately due and payable.

         H. Speizman has requested that Lonati forbear for a period of 60 days from exercising any remedies with respect to payment of the Liabilities. Lonati has agreed to such forbearance on the terms and conditions set forth herein.

         I. Lonati and Speizman have also agreed that Speizman shall be appointed and shall serve as the exclusive distributor for Lonati for a period of 60 days on the terms and conditions set forth in this Agreement, and subject to earlier termination as provided herein.

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         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants set forth herein, the parties hereby agree as follows

                                   AGREEMENT:

     1. APPOINTMENT OF SPEIZMAN AS DISTRIBUTOR, TERM OF AGREEMENT.

         (a) Subject to the terms and conditions set forth herein, Lonati hereby appoints Speizman as the exclusive distributor of its present range of single and double cylinder sock knitting machines and spare parts ("Products") to purchase from Lonati, resell, market and promote the Products to all classes of trade in the United States and Canada (the "Territory") for the term of this Agreement. Lonati shall have the right, without notice and in its sole discretion, to modify the Products, including without limitation, as to specifications, materials, design, and type, from time to time, and shall be under no obligation to manufacture, sell or supply any particular Product or to continue, discontinue or change any Product.

         (b) Lonati shall not solicit sales of the Products in the Territory, but reserves the right to sell, lease or loan Products directly to end-user customers residing or having facilities located in the Territory when contacted directly by such customers. In such cases, Lonati will notify Speizman and will pay to Speizman a commission to be negotiated between Lonati and Speizman on a case by case basis.

         (c) Speizman shall not advertise, promote or solicit sales of the Products or otherwise represent Lonati in any geographic area other than the Territory, without the prior written consent of Lonati. Speizman shall refer to Lonati all orders and inquiries concerning the Products received during the term of this Agreement from customers residing or having facilities located outside the Territory.

         (d) During the term of this Agreement, Speizman shall not manufacture, sell or distribute in the Territory any products competitive with the Products that it purchases from and distributes for Lonati, without the prior written approval of Lonati.

         (e) No rights or license to manufacture the Products are granted to Speizman by this Agreement.

         (f) During the term of this Agreement, Speizman shall continuously and diligently use its best efforts to (i) market, promote and sell the Products to all classes of trade in the Territory; (ii) service the Products of customers located in the Territory; (iii) order and maintain a sufficient inventory of spare parts, as is reasonable under the circumstances, to supply and service its customers on a timely basis; (iv) ensure dissemination on a timely basis to all customers of operational manuals, service bulletins and other communications relating to the Products; and (v) perform any and all services necessary and appropriate to the effective merchandising of the Products in the Territory.

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

         (g) The term of this Agreement and of Speizman's exclusive distributorship hereunder shall commence on the date hereof and shall be for a 60 day period commencing March 8 2004 and ending on, and including May 7, 2004 (the "Term"). Upon the expiration of the Term, all rights of Speizman to act as a distributor to Lonati shall cease and terminate. The Term shall not be extended except by a written instrument signed by both Speizman and Lonati.

     2. FORBEARANCE

     2.1 Subject to the terms, conditions, and understandings contained in this Agreement, and for so long as there does not exist an "Event of Default" (as hereinafter defined) under the terms of this Agreement , Lonati hereby agrees to refrain and forbear temporarily from exercising and enforcing any of its remedies under the Prior Agreement and the Credit Documents with respect to the outstanding debt of Speizman to Lonati in the principal amount of USD 4,223,591.00 (Four Million Two Hundred Twenty-Three Thousand Five Hundred Ninety-One and 00/100 U.S. Dollars) (the "Liabilities") for a 60 day period commencing March 8 2004 and ending on, and including May 7, 2004 (the "Forbearance Period"). Lonati shall have no obligation to refrain and forbear from exercising or enforcing any of its rights or remedies during the Forbearance Period or at any time thereafter upon the occurrence and during the continuance of an Event of Default. During the Forbearance Period, and as an inducement to Lonati to enter into this Agreement, Speizman has agreed to make two (2) payments on the Liabilities of $197,100.92 on the date hereof and $196,221.00 on April 1, 2004 as provided for in Section 2.2 hereof.

     2.2 Speizman shall make a payment on the Liabilities in the amount of $197,100.92 on March 8, 2004 and $196,221.00 on April 1, 2004. Speizman
acknowledges and agrees that each such payment represents an amount equal to the monthly installment of principal and accrued interest on the Liabilities that was payable pursuant to the Second Amendment on March 1, 2004 and April 1, 2004. Such payments shall be made by wire transfer to Lonati in lawful money of the United States of America . 2.3 Speizman shall during the Forbearance Period, and for so long thereafter as any payment is due to Lonati with respect to any Products ordered from Lonati prior to or after the date of this Agreement, promptly provide Lonati by telefax or international courier with copies of all financial reports, financial forecasts, budgets, projections, restructuring plans, cash flow reports, outside consultant reports and similar documents provided to SouthTrust Bank, N.A. in connection with its secured credit facility to Speizman and any forbearance or workout with respect to such credit facility.

     2.4 SPEIZMAN AND EACH OF THE OTHER OBLIGORS HEREBY AGREES THAT, IN CONSIDERATION OF THE PREMISES AND MUTUAL COVENANTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, INCLUDING THE FORBEARANCE OF LONATI DURING THE FORBEARANCE PERIOD FROM EXERCISING ITS RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO IT , THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, IN THE EVENT ANY OF THE OBLIGORS (BY ITS OR HIS OWN ACTION, OR THE ACTION OF ANY OTHER PERSONS) SHALL, ON OR BEFORE THE DATE LONATI IS PAID IN FULL ON THE LIABILITIES AND WITH RESPECT TO ANY OTHER INDEBTEDNESS AS EVIDENCED BY THE PRIOR AGREEMENT, THIS AGREEMENT AND/OR THE CREDIT DOCUMENTS, (I) FILE WITH A BANKRUPTCY COURT OF COMPETENT



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JURISDICTION OR BE THE SUBJECT OF ANY PETITION FOR RELIEF UNDER TITLE 11 OF THE
U.S. CODE (THE "BANKRUPTCY CODE"), AS AMENDED, (II) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (III) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (IV) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, LIQUIDATOR, (V) BE THE SUBJECT OF ANY ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OR COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, LONATI SHALL THEREUPON BE ENTITLED TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LONATI AS PROVIDED IN THE PRIOR AGREEMENT, THIS AGREEMENT AND/OR THE CREDIT DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, INCLUDING, WITHOUT LIMITATION, ITS RIGHT TO FORECLOSE UPON AND REPOSSESS THE COLLATERAL SECURING SUCH OBLIGATIONS AS DESCRIBED IN THE CREDIT DOCUMENTS, AND EACH OF THE OBLIGORS HEREBY WAIVES THE BENEFITS OF SUCH AUTOMATIC STAY AND CONSENTS AND AGREES TO RAISE NO OBJECTION TO ANY REQUEST MADE BY LONATI FOR SUCH RELIEF.

     2.5 Immediately upon the occurrence of an Event of Default under this Agreement or upon the expiration of the Forbearance Period, whichever occurs first, all forbearances, deferrals and indulgences granted by Lonati pursuant to the provisions of Section 2.1 through 2.4 above shall automatically terminate, and Lonati shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which it may have upon the occurrence of an Event of Default under this Agreement and/or under the Prior Agreement and/or under applicable law, including pursuing collection against the Obligors with respect to the Liabilities, without further notice of any kind.

     2.6 In order to induce Lonati to enter into this Agreement, each of the Obligors jointly and severally, for itself and for its successors, and assigns, hereby acknowledges, represents, warrants and agrees as follows:

     a. The unpaid principal balance of the Liabilities as of the date of this Agreement is USD $4,223,591.00. The accrued and unpaid interest thereon as of February 27, 2004 was in the amount of $63,353.87. All such amounts are due and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever.

     b. None of the Obligors has any claim or counterclaim of any kind or nature against Lonati or its affiliates, officers or directors relating to thc Prior Agreement, the Liabilities or otherwise.

     c. Speizman and each Subsidiary has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders of, or lenders to, Speizman or any Subsidiary and no consent, approval, filing,



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or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of any Obligor's obligations hereunder.

     d. Speizman defaulted under its secured loan agreement with SouthTrust Bank, N.A. as described in the February 17th SEC Filing and such default constituted an Event of Default under the Prior Agreement. Pursuant to the Notice of Default, Lonati terminated the Prior Agreement, accelerated payment of the Liabilities and declared the entire unpaid principal balance of the Liabilities in the amount of USD $4,223,591.00, and accrued and unpaid interest thereon in the amount of $63,353.87, to be immediately due and payable. Each of the Obligors is in default under and with respect to the Liabilities for failure to pay the Liabilities when and as due. Each of the Obligors acknowledges and agrees that the defaults under the Prior Agreement and under the Credit Documents constitute material defaults under the Prior Agreement and under the Credit Documents and that such defaults have not been, are not hereby, and shall not be deemed, waived by Lonati, expressly, impliedly, through course of conduct, or otherwise. The agreement of Lonati to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any existing or future default.

     e. All understandings, representations, warranties, and recitals contained or expressed in this Agreement are true, accurate, and complete and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading.

     f. Each of the Obligors hereby reissues, ratifies, and confirms the enforceability and validity of all Credit Documents to which it is a party and agrees that this Agreement and each of the Credit Documents constitute the legal, valid, and binding obligations of such Obligor to the extent such Obligor is party thereto, enforceable in accordance with their respective terms. Speizman and each of the other Obligors confirms and acknowledges that the Prior Agreement has been terminated by Lonati due to an Event of Default and that Speizman and each Obligor to the extent such Obligor is party thereto remains liable under the Prior Agreement for the breach thereof as provided in the Prior Agreement and by applicable law and agrees that the Prior Agreement constitutes the legal, valid, and binding obligations of such Obligor to the extent such Obligor is party thereto, enforceable in accordance with its terms. In addition, each of the Obligors acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of such Obligor under the terms of the Credit Documents or with respect to the Liabilities. Without limiting the generality of the foregoing, each of the Subsidiaries join in the execution of this Agreement as evidence of their knowledge of the provisions hereof and their consent to the modifications herein made. The Subsidiaries do hereby confirm, ratify and reaffirm their obligations contained in the Guaranty and do further confirm that they have no right of set-off, counterclaim or defense to the obligations contained in such Guaranty.

     3. TERMS FOR PURCHASE AND SALE OF PRODUCTS

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     3.1 Speizman shall pay all future spare part orders on and after the date of this Agreement by irrevocable and confirmed Letter of Credit net ninety (90) days from the date of the invoice or by wire transfer within five days from the date of the invoice.

     3.2 Furthermore, on and after the date of this Agreement, Speizman shall pay for new machine orders comprising Products on the following payment terms: twenty percent (20%) of the purchase price by down-payment in cash at the order confirmation and the remaining eighty percent (80%) of the purchase price against ninety (90) days irrevocable and confirmed Letter of Credit or by wire transfer within five days from the date of the invoice.

     3.3 The effectiveness of each purchase order is conditioned upon the correct and full payment and performance of the aforementioned twenty percent (20%) down-payment.

     3.4 Each irrevocable Letter of Credit shall be issued at least 7 days prior to the shipment date and shall be payable at 90 (ninety) days from the invoice issued by Lonati for the Products. Speizman shall pay for Products in United States Dollars and all letters of credit issued with respect to such purchases shall be payable in United States Dollars. All letters of credit must be irrevocable when issued and must be issued and confirmed by a bank satisfactory to Lonati. Other terms of the letters of credit must be satisfactory to Lonati.

     3.5 The terms of payment set forth in this Section 3 shall apply to all purchases by Speizman of Products , including spare parts and new machines, made after the date of this Agreement. In addition, with respect to any pending orders for Products submitted by Speizman prior to the date of this Agreement and approved by Lonati, the down payment payable to Lonati by Speizman with respect to such pending orders shall be, and hereby is, increased from ten percent (10%) of the purchase price to twenty percent (20%) of the purchase price effective as of the date of this Agreement. One-half of the amount required to be paid by Speizman in order to increase the down-payment for any pending order to 20% of the purchase price shall be paid by wire transfer to Lonati within three (3) calendar days of the date of this Agreement and the remaining one-half of such amount shall be paid by wire transfer within 10 calendar days of the date of this Agreement Spare part orders that are less than USD $50,000.00 (Fifty Thousand and 00/100 US Dollars) in value shall be paid by wire transfer upon Lonati's notice that the goods are ready to be shipped.

     3.6 Lonati shall sell the Products to Speizman at such prices and on such terms and conditions as shall be established by Lonati and in effect on the date Speizman's order is accepted. Prices shall be subject to change by Lonati at any time and without notice. All prices quoted by Lonati to Speizman shall be a net price EXW (Ex Works) Lonati's manufacturing facility in Brecia, Italy (per INCOTERMS 1990) and crated for sea shipment, unless otherwise designated by Lonati. Special packing or handling, other than in accordance with Lonati's standard commercial export practices in effect at the time of shipment, shall be at the sole expense of Speizman.

     4. LIMITED WARRANTY, DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY.

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         (a) Lonati warrants to Speizman only that all Products shall be free from defects in mechanical parts and workmanship for a period of twelve (12) months from the date of delivery and shall be free of defects in electrical parts for a period of six (6) months from the date of delivery. Parts subject to normal wear and tear are not warranted. Speizman is not authorized to make or give additional warranties, express or implied, on behalf of Lonati.

         (b) LONATI MAKES NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY PROVIDED HEREIN.

         (c) LONATI SHALL IN NO EVENT BE LIABLE, WHETHER IN CONTRACT, TORT, OR ON ANY OTHER BASIS, FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES, OR LOSS OF PROFITS OF ANY KIND SUSTAINED BY SPEIZMAN, OR BY ANY PERSON DEALING WITH SPEIZMAN, IN CONNECTION WITH THE PRODUCTS. LONATI'S LIABILITY FOR ANY CLAIM OF ANY KIND (INCLUDING, WITHOUT LIMITATION, CLAIMS BASED UPON ANY EXPRESS WARRANTY CONTAINED HEREIN AND CLAIMS BASED UPON ANY WARRANTY IMPLIED BY LAW), SHALL BE LIMITED, AT LONATI'S OPTION, TO EITHER REPAIR OR REPLACEMENT OF THE PRODUCTS OR THE RETURN TO SPEIZMAN OF THE PRICE PAID, AND SPEIZMAN EXPRESSLY WAIVES ANY RIGHT IT MIGHT HAVE TO ANY OTHER MEASURE OF DAMAGES, STATUTORY OR OTHERWISE.

         (d) ALL WARRANTY DISCLAIMERS CONTAINED HEREIN ARE INTENDED TO COMPLY WITH APPLICABLE LAW AND SHALL BE ENFORCED TO THE FULLEST EXTENT POSSIBLE UNDER APPLICABLE LAW. TO THE EXTENT THAT ANY WARRANTY DISCLAIMER IS DEEMED INVALID UNDER ANY LAW WHICH MAY BE APPLIED, ANY RELATED NON-DISCLAIMABLE WARRANTIES, WHETHER EXPRESS OR IMPLIED, SHALL BE LIMITED IN DURATION TO A PERIOD OF SIX MONTHS.

         (e) THE WARRANTIES CONTAINED HEREIN SHALL NOT BE APPLICABLE TO ANY PRODUCTS WHICH HAVE SUFFERED ACCIDENT, MISUSE, NEGLECT, OR HAVE BEEN MODIFIED WITHOUT LONATI'S CONSENT.

         (f) Neither Speizman, nor any agent, representative or designee of Speizman shall make any warranties, representations or guarantees to any person, either orally or in writing, with respect to the Products, or in the name of, or on behalf of Lonati without Lonati's prior written consent. "

     5. DEFAULT AND TERMINATION

     5.1 The occurrence of any of the following events (an "Event of Default") shall constitute a default under this Agreement and under each Credit Document:

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     (a) Speizman and SouthTrust Bank, N.A. shall fail for any reason whatsoever to enter into a written and binding forbearance agreement (the "New Forbearance Agreement") on or before 5:00 PM, EST, Friday, March 17, 2004 with respect to the defaults under Speizman's existing loan agreement described in the February 17th SEC Filing, and in that certain Notice of Default from SouthTrust Bank,
N.A. to Speizman dated February 12, 2004 (the "Bank Notice"), which New Forebearance Agreement shall require SouthTrust Bank to forbear from exercising its remedies in connection with the Loan Obligations (as defined in the Bank Notice) with respect to any defaults or events of default described in the Bank Notice or in existence on the date of such New Forbearance Agreement for a period extending at least through May 7, 2004.

     (b) Speizman shall fail to provide Lonati with a copy by telefax of any New Forbearance Agreement, or any amendment thereto, within one (1) business day of the execution of any such New Forbearance Agreement or amendment thereto.

     (c) Speizman shall default in the payment when and as due of either or both of the payments on the Liabilities due on March 8, 2004 and on April 1, 2004 pursuant to Section 2.2 of this Agreement.

     (d) Any Obligor shall default upon any other indebtedness owed by any Obligor to Lonati other than the payments on the Liabilities described in
Section 2.2, and such default shall continue unremedied for three business days after written notice of such default.

     (e) Speizman or any other Obligor shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than monetary defaults) and such default shall continue unremedied for a period of three business days after written notice thereof has been given to the defaulting Obligor by Lonati.

     (f) Any representation or warranty made by any Obligor under this Agreement or any Credit Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

     (g) Speizman shall default in the payment or performance of it existing credit facility with SouthTrust Bank, N.A. (apart from the continuation during any agreed-upon forbearance period of any existing default which is the subject of the New Forbearance Agreement or any Existing Noncompliance described in the Seventh Amendment and Restated Forbearance Agreement dated December 22, 2003 identified in the Bank Notice).

     (h) Speizman or any of its subsidiaries shall default in the payment or performance of any note, loan agreement or other documents evidencing or securing or otherwise executed in connection with any indebtedness for borrowed money, the aggregate outstanding amount of which indebtedness is in excess of $1,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such indebtedness was created.

     (i) Speizman shall fail to obtain refinancing of the existing credit facility from SouthTrust Bank, N.A. or other banks upon maturity of such facility (by acceleration upon default or otherwise) in the principal amount of at least USD 12,000,000.00 (Twelve Million



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US Dollars) and for a term extending at least six (6) months beyond the maturity of any such facility.

     (j) Speizman or any Subsidiary or any other subsidiary of Speizman shall
(i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or
(vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (k) A case or other proceeding shall be commenced against Speizman or any Subsidiary or any subsidiary of Speizman in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for Speizman or any Subsidiary or any subsidiary of Speizman or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty
(60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (l) A judgment or order for the payment of money which causes the aggregate amount of all such judgments (to the extent not fully covered by insurance) to exceed $1,000,000 shall be entered against Speizman or any of its subsidiaries or any Subsidiary by any court.

     (m) Any Credit Document or any provision thereof shall cease to be in full force and effect, or any Obligor shall deny or disaffirm such Obligor's obligations under the Credit Document.

     5.2 Immediately upon the occurrence of any Event of Default, (i) the obligations, agreements, and commitments of Lonati set forth in this Agreement shall immediately and automatically terminate and be of no further force or effect without further notice to or consent of any of the Obligors, (ii) Lonati shall have the right to terminate this Agreement and all of Speizman's rights and agency thereunder, (iii) the principal of and interest on the Liabilities at the time outstanding, and all other amounts owed to Lonati under this Agreement, the Prior Agreement or any of the Credit Documents, shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, (iv) prior to any termination of this Agreement by Lonati, Speizman's exclusive distributorship hereunder shall be deemed non-exclusive immediately upon the occurrence of any such Event of Default without any further notice and (v) Lonati shall have the right to exercise and enforce any and all rights and remedies available to Lonati under this Agreement, under any and all documents executed and delivered in connection with this Agreement, under the Prior Agreement and under any and all Credit Documents, and under applicable laws to the same extent as though no forbearance had been agreed to by Lonati as provided in this Agreement, without regard to any notice or cure period contained in any of the foregoing or otherwise available under applicable laws. All rights and remedies available to Lonati under this Agreement, the Prior Agreement and the Credit Documents, and under any documents executed and delivered in connection therewith, under any and all of the Credit Documents, and under applicable laws, may be asserted, enforced, and exercised concurrently, cumulatively, or successively from time to time and at any time until such time as all of the Liabilities have been indefeasibly paid in full and all obligations and liabilities of Speizman to Lonati have been fully performed and satisfied.

     6. NOTICES.

     Any notice required or permitted herein shall be in writing and, unless otherwise specified in this Agreement, shall be given by personal delivery, facsimile (confirmed by hard copy), or certified or registered mail, return-receipt requested, properly addressed to the party to be notified at its address as stated in this Agreement or its last known address, and shall be deemed delivered when so transmitted.

     7. EFFECT OF TERMINATION

         (a) Upon expiration or termination of this Agreement for any reason, Speizman's rights under this Agreement shall immediately terminate and Speizman shall immediately cease (i) using Lonati's trademarks relating to the Products,
(ii) selling, promoting or distributing the Products, and (iii) otherwise representing in any manner that Speizman is authorized to distribute the Products. Speizman shall promptly return to Lonati, at Lonati's expense if Lonati terminates the Agreement, in good order all documents and other material relating to the Products previously furnished by Lonati and in Speizman's possession, including but not limited to, customer lists, technical data, marketing plans, price lists and advertising and promotional materials.

         (b) Upon expiration or termination of this Agreement for any reason, Lonati shall, at its option, (i) repurchase Speizman's inventory of the Products (except spare parts) at the net invoice price paid to Lonati by Speizman for such Products; or (ii) permit Speizman to sell such inventory, provided that Speizman must complete all such sales within three (3) months of the termination date and fully perform all its obligations required by this Agreement.

         (c) Neither termination nor expiration shall relieve either party from the duty to discharge in full all obligations accrued or due prior to the date thereof.


     8. GOVERNING LAW AND EXCLUSIVE FORUM FOR DISPUTES

         8.1 This Agreement shall be governed and construed in all respects in accordance with the Laws of the Republic of Italy. The parties expressly exclude the applicability of the United Nations Convention on Contracts for the International Sale of Goods and any other international conventions or treaties regarding the international sale of goods. Any reference to local uses or customs is merely indicative.

         8.2 Subject to the provisions of Section 8.3 of this Agreement, each of the parties to this Agreement hereby irrevocably consents to the personal jurisdiction of the the courts of Brescia, Italy, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each of the Obligors hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by Lonati in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations.

         8.3 Notwithstanding the provisions of Section 8.2 with respect to jurisdiction in the courts of Brescia, Italy, Lonati shall have the right to waive the provisions of Section 8.2 and to bring any action or proceeding under this Agreement against Speizman or its properties and against any Subsidiary and its properties in the competent courts of any other jurisdictions, including without limitation the State and federal courts located in the State of North Carolina, U.S.A. In addition, and without limiting the generality of the foregoing and, notwithstanding Section 8.2 above, Lonati shall have the right to enforce the Guaranty against each Subsidiary in any competent court(s), including without limitation the State and federal courts located in the State of North Carolina, U.S.A. and shall have the right to enforce the Speizman Security Agreement and the Subsidiary Security Agreement, and to foreclose on the collateral secured thereby, in any State or federal court of competent jurisdiction in the United States.

     9.  MISCELLANEOUS

         (a) For purposes of this Agreement, Speizman shall conduct its business as an independent contractor and shall be responsible for filing tax returns and paying taxes with respect to its activities hereunder. Speizman shall not, under any circumstances, be deemed to be an agent, employee or legal representative of Lonati. Speizman, its subdistributors, agents, employees and customers shall not have or represent themselves as having any authority to enter into contracts or make any commitments on behalf of Lonati. This Agreement does not establish a joint venture or partnership between the parties nor does it create a principal/agent or employer/employee relationship.

         (b) This Agreement shall not be changed or modified in any manner, except by mutual written consent signed by duly authorized representatives of each of the parties.

         (c) Should any provisions of this Agreement be invalid or unenforceable under any applicable laws or regulations, all other provisions of the Agreement shall remain in effect.

         (d) Neither party shall have the right to assign or otherwise transfer its rights and obligations under this Agreement except with the prior written consent of the other party.

         (e) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (f) The terms and conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of any party to require performance of any provision of the Agreement or to exercise any right hereunder shall not constitute a waiver or prejudice that party's right to enforce the same at any later date.

         (g) This Agreement is entered into in the English language. Should a translation of this Agreement into any other language be required or desired for any reason, it is understood that in all matters involving the interpretation of this Agreement, the English version shall govern.

         (h) This Agreement may be executed and acknowledged by facsimile signature and may be delivered by facsimile. Such facsimile signatures shall be enforceable as original signatures to bind the party or parties hereto.

         (i) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.






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                                       13

         IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first written above.

                                                LONATI S.p.A



                                                By:  /s/ Ettore Lonati
                                                   -----------------------------
                                                   Name: Ettore Lonati
                                                   Title: President


                                                SPEIZMAN INDUSTRIES, INC.



                                                By:  /s/ Robert S. Speizman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President












                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                                Speizman Yarn Equipment, Inc.

                                                By: /s/ Robert S. Speiaman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President


                                                Wink Davis Equipment Co., Inc.


                                                By: /s/ Robert S. Speizman
                                                   -----------------------------
                                                    Name: Robert S. Speizman
                                                    Title: President


                                                Todd Motion Controls, Inc.


                                                By:  /s/ Robert S. Speizman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President









                       [SIGNATURES CONTINUED ON NEXT PAGE]

                               SPECIFIC ACCEPTANCE

     Speizman hereby declares that it accepts specifically, pursuant to articles 1341 and 1342 of the Italian Civil Code, the following clauses as described above: Section 5 entitled "Default and Termination"; Section 1 entitled "Rights Granted, Appointment"; Section 8 entitled "Governing law and Exclusive Forum for Disputes" and Section 10 entitled "Miscellaneous".

                                                Speizman Industries, Inc.


                                                By: /s/ Robert S. Speiaman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President



                                                Speizman Yarn Equipment, Inc.


                                                By: /s/ Robert S. Speizman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President


                                                Wink Davis Equipment Co., Inc.


                                                By: /s/ Robert S. Speizman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President



                                                Todd Motion Controls, Inc.


                                                By: /s/ Robert S. Speizman
                                                   ----------------------------
                                                   Name: Robert S. Speizman
                                                   Title: President

     Charlotte: March 8, 2004